SUPPLEMENTARY DATA - Summary of Accrued Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Accrued Liabilities, Current [Abstract]
Accrued operating expenses	$ 187,684	$ 155,142	$ 202,837
Payroll, bonuses and benefits	114,993	100,630	119,869
Other	68,325	66,977	77,168
Total accrued liabilities	$ 371,002	$ 322,749	$ 399,874